SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2007


                             MB Software Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Texas                         0-11808                 59-2219994
          ---------                     -----------             --------------
(State or other jurisdiction         (Commission File           (IRS Employer
        incorporation)                    Number)            Identification No.)



         2225 E. Randol Mill Road Suite 305, Arlington, Texas     76011
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               (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code   817-633-9400
                                                          ----------------





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

Item 4.01   Change in Registrant's Certifying Account


     (b)  Engagement of New Independent Accountant

     On January 5, 2007, the Registrant dismissed Clancy and Co., P. L.L.C. as its independent auditors. This dismissal was reported by the Registrant in its Current Report on Form 8-K filed with the Commission on January 9, 2007, as amended by Form 8-K/A filed with the Commission on January 17, 2007

     On February 15, 2007, the Registrant as engaged Pritchett, Siler & Hardy, P.C., 660 South 200 East, Suite 300, Salt Lake City, Utah 84111,as the Registrant's new independent account.

     During the Registrant's two most recent fiscal years, and the interim periods subsequent thereto, the Registrant did not consult with Pritchett, Siler & Hardy, P.C. with regard to any matter described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-B:




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MB Software Corporation
Date:  February 16, 2007
                                              /s/Scott A. Haire
                                              -----------------
                                              Scott A. Haire, Chairman of the
                                              Board, Chief Executive Officer
                                              And President (Principal Financial
                                              Officer)